Exhibit 99.1

Information provided to Consenting Noteholders

The information included in this Exhibit 99.1 represents information provided by NRP on January 17, 2017 and has not been updated subsequent to such date to reflect NRP’s current forecast or outlook. This information was provided to the Consenting Holders for the sole purpose of facilitating discussions with respect to the 2018 Notes and the exchange thereof and should not be relied upon as guidance for 2016, 2017 or 2018.

Financial Projection Amounts:

•	Net income from continuing operations:

◦	$90-$100mm for 2016 (unaudited)

◦	$45-$65mm for 2017

◦	$65-$85mm for 2018

•	Consolidated Adjusted EBITDA(1)(2):

◦	$240-$260mm for 2016 (unaudited)

◦	$205-$235mm for 2017

◦	$215-$255mm for 2018

•	Cash flow adjustments:

◦	Change in net working capital and other:

▪	Negative adjustment of $60-$70mm in 2016 (unaudited)

▪	Negative adjustment of $10-$20mm in 2017

◦	Asset sales:

▪	$173mm in 2016 (unaudited)

▪	No asset sales projected in 2017

◦	Maintenance capital expenditures:

▪	$5-$10mm in 2016 (unaudited)

▪	$5-$10mm in 2017

•	Net cash provided by operating activities of continuing operations:

◦	$85-$105mm for 2016 (unaudited)

◦	$120-$135mm for 2017

◦	$155-$175mm for 2018

•	Net cash provided by (used in) investing activities of continuing operations:

◦	$55-$65mm for 2016 (unaudited)

◦	($10-$3mm) for 2017

◦	($10-$3mm) for 2018

•	Net cash used in financing activities of continuing operations:

◦	($165-$155mm) for 2016 (unaudited)

◦	($135-$115mm) for 2017

◦	($160-$140mm) for 2018

•	Unlevered Free Cash Flow(1)(3):

◦	$345-$365mm for 2016 (unaudited)

◦	$180-210mm for 2017

◦	$220-$260mm for 2018

•	GAAP Interest Expense:

◦	$85-$95mm for 2016 (unaudited)

•	Distributable Cash Flow(1)(3):

◦	$255-$275mm for 2016 (unaudited)

•	Illustrative status quo leverage metrics:

◦	2017 OpCo Gross Leverage: 2.4x - 2.9x

◦	2017 NRP Gross Leverage: 4.2x - 4.9x

•	Illustrative leverage metrics pro forma for the transactions(4):

◦	2017 OpCo Gross Leverage: 2.1x - 2.5x

◦	2017 NRP Gross Leverage: 3.6x - 4.3x

◦	2018 OpCo Gross Leverage: 1.3x - 1.8x

◦	2018 NRP Gross Leverage: 2.8x - 3.5x

(1)	See "Reconciliation of Non-GAAP Measures" at the end of this exhibit

(2)	Excludes one-time transaction costs; reflects gain on sale

(3)	Includes proceeds from asset sales

(4)	Assumes redemption of the stub notes in October 2017

Non-GAAP Financial Measures

“Adjusted EBITDA” is a non-GAAP financial measure that NRP defines as net income (loss) from continuing operations less equity earnings from unconsolidated investment, gain on reserve swaps and income to non-controlling interest; plus distributions from equity earnings in unconsolidated investment, interest expense, depreciation, depletion and amortization and asset impairments.

Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect NRP’s net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. Adjusted EBITDA is a supplemental performance measure used by NRP’s management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of NRP’s assets without regard to financing methods, capital structure or historical cost basis.

“Distributable Cash Flow” is a non-GAAP financial measure that NRP defines as net cash provided by operating activities of continuing operations, plus returns of unconsolidated equity investments, proceeds from sales of assets, including those included in discontinued operations, and returns of long-term contract receivables-affiliate; less maintenance capital expenditures and distributions to non-controlling interest. DCF is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. DCF may not be calculated the same for NRP as for other companies. DCF is a supplemental liquidity measure used by NRP’s management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess NRP's ability to make cash distributions to its unitholders and its general partner and repay debt.

“Unlevered Free Cash Flow” is a non-GAAP financial measure that NRP defines as net cash provided by operating activities of continuing operations, plus returns of unconsolidated equity investments, proceeds from sales of assets, including those included in discontinued operations, cash paid for interest and returns of long-term contract receivables-affiliate; less capital expenditures and distributions to non-controlling interest. Unlevered Free Cash Flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Unlevered Free Cash Flow may not be calculated the same for NRP as for other companies. Unlevered Free Cash Flow is a supplemental liquidity measure used by NRP’s management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess NRP's ability to make cash distributions to its unitholders and its general partner and repay debt.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA Projections (1)
($ in millions)
	For the Year Ended
	December 31, 2016
	(unaudited)
Net income from continuing operations	90	—	100
Less: equity earnings from unconsolidated investment	(35)	—	(55)
Add: distributions from unconsolidated investment	45	—	50
Add: interest expense	85	—	95
Add: depreciation, depletion and amortization	45	—	50
Add: asset impairments	10	—	20
Adjusted EBITDA (2)	240	—	260

	For the Year Ended
	December 31, 2017
	(unaudited)
Net income from continuing operations	45	—	65
Less: equity earnings from unconsolidated investment	(40)	—	(50)
Add: distributions from unconsolidated investment	45	—	50
Add: interest expense	115	—	125
Add: depreciation, depletion and amortization	40	—	45
Adjusted EBITDA (2)	205	—	235

	For the Year Ended
	December 31, 2018
	(unaudited)
Net income from continuing operations	65	—	85
Less: equity earnings from unconsolidated investment	(40)	—	(50)
Add: distributions from unconsolidated investment	45	—	55
Add: interest expense	105	—	120
Add: depreciation, depletion and amortization	40	—	45
Adjusted EBITDA (2)	215	—	255

(1)	This information represented NRP’s projections as of of January 17, 2017 and has not been updated to reflect NRP’s current forecast or outlook.

(2)
The Disclosure Information was provided to the Consenting Holders for the sole purpose of facilitating discussions with respect to the 2018 Notes and the exchange thereof and should not be relied upon as guidance for 2016, 2017 or 2018.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Cash Flow Projections (1)
($ in millions)
	For the Year Ended
	December 31, 2016
	(unaudited)
Net cash provided by operating activities of continuing operations	85	—	105
Net cash provided by investing activities of continuing operations	55	—	65
Net cash used in financing activities of continuing operations	(165)	—	(155)

	For the Year Ended
	December 31, 2017
	(unaudited)
Net cash provided by operating activities of continuing operations	120	—	135
Net cash used in investing activities of continuing operations	(10)	—	(3)
Net cash used in financing activities of continuing operations	(135)	—	(115)

	For the Year Ended
	December 31, 2018
	(unaudited)
Net cash provided by operating activities of continuing operations	155	—	175
Net cash used in investing activities of continuing operations	(10)	—	(3)
Net cash used in financing activities of continuing operations	(160)	—	(140)

(1)	This information represented NRP’s projections as of of January 17, 2017 and has not been updated to reflect NRP’s current forecast or outlook.

Distributable Cash Flow Projections (1)
($ in millions)

	For the Year Ended
	December 31, 2016
Net cash provided by operating activities of continuing operations	85	—	105
Add: proceeds from asset sales	173	—	173
Add: return on long-term contract receivables—affiliate	2	—	7
Less: maintenance capital expenditures	(5)	—	(10)
Distributable Cash Flow (2)	255	—	275

(1)	This information represented NRP’s projections as of of January 17, 2017 and has not been updated to reflect NRP’s current forecast or outlook.

(2)
The Disclosure Information was provided to the Consenting Holders for the sole purpose of facilitating discussions with respect to the 2018 Notes and the exchange thereof and should not be relied upon as guidance for 2016, 2017 or 2018.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Unlevered Free Cash Flow Projections (1)
($ in millions)

	For the Year Ended
	December 31, 2016
	(unaudited)
Net cash provided by operating activities of continuing operations	85	—	105
Add: proceeds from asset sales	173	—	173
Add: cash paid for interest	80	—	90
Add: return on long-term contract receivables—affiliate	2	—	7
Less: capital expenditures	(5)	—	(10)
Add: other	10		—
Unlevered Free Cash Flow (2)	345	—	365

	For the Year Ended
	December 31, 2017
	(unaudited)
Net cash provided by operating activities of continuing operations	120	—	135
Add: cash paid for interest	63	—	80
Add: return on long-term contract receivables—affiliate	2	—	5
Less: capital expenditures	(5)	—	(10)
Unlevered Free Cash Flow (2)	180	—	210

	For the Year Ended
	December 31, 2018
	(unaudited)
Net cash provided by operating activities of continuing operations	155	—	175
Add: cash paid for interest	68	—	90
Add: return on long-term contract receivables—affiliate	2	—	5
Less: capital expenditures	(5)	—	(10)
Unlevered Free Cash Flow (2)	220	—	260

(1)	This information represented NRP’s projections as of of January 17, 2017 and has not been updated to reflect NRP’s current forecast or outlook.

(2)
The Disclosure Information was provided to the Consenting Holders for the sole purpose of facilitating discussions with respect to the 2018 Notes and the exchange thereof and should not be relied upon as guidance for 2016, 2017 or 2018.